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                                                                   EXHIBIT 10.10


                                  ADDENDUM TO LEASE AGREEMENT NO. BMA-D-1/99-001

AGREEMENT ENTERED BY AND (SIC) BAJA DEL MAR, S.A. DE C.V. REPRESENTED BY UC. FRANCISCO RUBIO CARDENAS, IN HIS CAPACITY AS LEGAL REPRESENTATIVE HEREINAFTER REFERRED TO AS THE "LANDLORD", AND ON THE OTHER HAND BLOCK MEDICAL DE MEXICO, S.A. DE C.V. REPRESENTED BY MR. PABLO ANGEL QUINTANA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE HEREINAFTER REFERRED TO AS THE "TENANT"; IN ACCORDANCE WITH THE FOLLOWING STATEMENTS AND CLAUSES:

                              S T A T E M E N T S:

1. Both parties agree that on November 30, 1999, they entered into a Lease Agreement No. BMA-D-1-99-001 on an industrial building identified as D-1, with a total area of 25,738 square feet.

2. In this act, both parties agree to modify the contents of this lease in reference to Clause Second & Clause Third. Except as set forth below, all other provisions of the Lease will continue in full force and effect.

                                 C L A U S E S:

1. CLAUSE SECOND "TERM": is hereby modified in this act to aloud (sic) the "Tenant" to lease building D-1 starting January 1st, 2005 and ending December 31, 2008, with 2 (two) renewal options of 4 (four) years each.

2. CLAUSE THIRD "RENT": is hereby modified to $11,067.34 Dollars (Eleven thousand sixty seven dollars and 34/100 USCY) effective as of January 1st, 2005, payable in Mexican Currency at the exchange rate published by Central Bank of Mexico on the payment date of the rent.

   All other Declarations and Clauses of contract No. BMA-D-1-99-001 remain in force and in conformity with its terms.

   After reading the contents of this Addendum of Agreement, both parties signed in conformity in the presence of witnesses, on December 2nd, 2004, Tijuana, Baja California, MX.

   THE "LANDORD"                                                  THE "TENANT"


   BAJA DEL MAR, S.A. DE C.V.            BLOCK MEDICAL DE MEXICO, S.A. DE C.V.


   /s/ Llc. Francisco Rubio Cardenas             /s/ Mr. Pablo Angel Quintana
   ----------------------------------            -----------------------------
   Llc. Francisco Rubio Cardenas                   Mr. Pablo Angel Quintana
   Legal representative                              Legal Representative


                                    GUARANTOR
                               I-FLOW CORPORATION

                            /s/ Mr. James Dal Porto
                            -----------------------
                              Mr. James Dal Porto


   WITNESS                                                             WITNESS